EXHIBIT 3.1




                           GENERAL MOTORS CORPORATION


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                                     BYLAWS




                               As of March 5, 2007









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                           GENERAL MOTORS CORPORATION

                                     BYLAWS


                                      INDEX



ARTICLE I  --  MEETINGS STOCKHOLDERS                               Page
1.1.  Annual Meetings ................................................3
1.2.  Special Meetings................................................3
1.3.  Notice of Meetings..............................................3
1.4.  List of Stockholders Entitled to Vote...........................3
1.5.  Quorum..........................................................3
1.6.  Conduct of Meeting..............................................4
1.7.  Voting; Proxies.................................................4
1.8.  Fixing Date for Determination of Stockholders of Record.........4
1.9.  Adjournments....................................................4
1.10. Judges..........................................................5
1.11. Notice of Stockholder Nomination and Stockholder Business.......5
1.12. Stockholder Action by Written Consent...........................6

ARTICLE II -- BOARD OF DIRECTORS
2.1.  Responsibility and Number.......................................9
2.2.  Election; Resignation; Vacancies................................9
2.3.  Regular Meetings...............................................11
2.4.  Special Meetings...............................................11
2.5.  Quorum; Vote Required for Action...............................11
2.6.  Conduct of Meeting.............................................12
2.7.  Transactions with Corporation..................................12
2.8.  Ratification...................................................12
2.9.  Written Action by Directors ...................................13
2.10. Telephonic Meetings Permitted .................................13
2.11. Independent Directors..........................................13
2.12. Access to Books and Records....................................13

ARTICLE III -- COMMITTEES
3.1.  Committees of the Board of Directors...........................14
3.2.  Election; Vacancies; Independence..............................14
3.3.  Procedure; Quorum..............................................14
3.4.  Investment Funds Committee.....................................15
3.5.  Audit Committee................................................15
3.6.  Executive Compensation Committee...............................15
3.7.  Public Policy Committee........................................16
3.8.  Directors and Corporate Governance Committee...................16


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ARTICLE IV -- OFFICERS
4.1.  Election of Officers...........................................16
4.2.  Chief Executive Officer........................................16
4.3.  President......................................................17
4.4.  Vice Chairman of the Corporation...............................17
4.5.  Chief Financial Officer........................................17
4.6.  Treasurer......................................................17
4.7.  Secretary......................................................17
4.8.  Controller.....................................................17
4.9.  General Counsel................................................17
4.10. General Auditor................................................18
4.11. Chief Tax Officer..............................................18
4.12. Subordinate Officers...........................................18
4.13. Resignation; Removal; Suspension; Vacancies....................18

ARTICLE V -- INDEMNIFICATION
5.1.  Right to Indemnification of Directors and Officers.............19
5.2.  Advancement of Expenses of Directors and Officers..............19
5.3.  Claims by Officers or Directors................................19
5.4.  Indemnification of Employees...................................20
5.5.  Advancement of Expenses of Employees...........................20
5.6.  Non-Exclusivity of Rights......................................20
5.7.  Other Indemnification..........................................20
5.8.  Insurance......................................................20
5.9.  Amendment or Repeal............................................21

ARTICLE VI -- MISCELLANEOUS
6.1.  Prohibition on Certain Stock Purchases.........................21
6.2.  Seal...........................................................22
6.3.  Fiscal Year....................................................22
6.4.  Notice.........................................................22
6.5.  Waiver of Notice...............................................23
6.6.  Voting of Stock Owned by the Corporation.......................23
6.7.  Form of Records................................................23
6.8.  Offices........................................................23
6.9.  Amendment of Bylaws............................................23
6.10. Gender Pronouns................................................24


DEFINITION OF CERTAIN TERMS USED IN BYLAW 6.1.........................i



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                           GENERAL MOTORS CORPORATION
                                     BYLAWS


                                    ARTICLE I
                            MEETINGS OF STOCKHOLDERS

1.1.  Annual Meetings.

The annual meeting of stockholders for the election of directors, ratification or rejection of the selection of auditors, and the transaction of such other business as may properly be brought before the meeting shall be held on the first Tuesday in June in each year, or on such other date and such place and time as the chairman of the board or the board of directors shall designate.

1.2.  Special Meetings.

Special meetings of stockholders may be called by the board of directors or the chairman of the board at such place, date, and time and for such purpose or purposes as shall be set forth in the notice of such meeting.

1.3.  Notice of Meetings.

Written notice of each meeting of stockholders shall be given by the chairman of the board and/or the secretary in compliance with the provisions of Delaware law.

1.4.  List of Stockholders Entitled to Vote.

The secretary shall prepare or have prepared before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting in compliance with the provisions of Delaware law.

1.5.  Quorum.

At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these bylaws, the holders of one-third of the voting power of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.9 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.


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1.6.  Conduct of Meeting.

The chairman of the board or, if he so designates, a vice chairman of the Corporation, an executive vice president or vice president shall preside at each meeting of the stockholders; provided, however, that if the chairman of the board does not preside and has not designated an officer of the Corporation to preside, the board of directors may designate any person to preside over the meeting. The secretary of the Corporation shall record the proceedings of meetings of the stockholders, but in the absence of the secretary, the person presiding over the meeting shall designate any person to record the proceedings.

1.7. Voting; Proxies.

Each stockholder shall be entitled to vote in accordance with the number of shares and voting powers of the voting shares held of record by him. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but such proxy, whether revocable or irrevocable, shall comply with the requirements of Delaware law. Voting at meetings of stockholders, on other than the election of directors, need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. All elections and questions shall, unless otherwise provided by law or by the certificate of incorporation or section 2.2 or any other provision of these bylaws, be decided by the vote of the holders of a majority of the voting power of the shares of stock entitled to vote thereon present in person or by proxy at the meeting.

1.8.  Fixing Date for Determination of Stockholders of Record.

To determine the stockholders of record, the board of directors may fix a record date, provided that the record date shall not precede the date upon which the board adopts the resolution fixing the record date and provided further that the record date shall be: (a) in the case of determination of stockholders entitled to receive notice of or to vote at any meeting of stockholders or adjournment thereof, not more than 60 nor less than ten days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, in accordance with section 1.12; and (c) in the case of any other action, not more than 60 days prior to such other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board may choose to fix a new record date for the adjourned meeting.

1.9.  Adjournments.

Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the


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Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.10. Judges.

All votes by ballot at any meeting of stockholders shall be conducted by two judges appointed for the purpose, either by the board of directors or by the chairman of the meeting. The judges shall decide upon the qualifications of voters, count the votes, and declare the result.

1.11. Notice of Stockholder Nomination and Stockholder Business.

At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. Nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote for the election of directors who complies with the notice requirements set forth in this section. Other matters to be properly brought before the meeting must be: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board, including matters covered by rule 14a-8 of the Securities and Exchange Commission (the "SEC"); (b) otherwise properly brought before the meeting by or at the direction of the board; or (c) otherwise properly brought before the meeting by a stockholder pursuant to the notice requirements of this section.

A stockholder who intends to make a nomination or to bring any other matter before a meeting of stockholders must give notice of his intent in writing or by electronic transmission. Such notice must be received by the secretary, in the case of an annual meeting not more than 180 days and not less than 120 days before the date of the meeting, or in the case of a special meeting, not more than 15 days after the day on which notice of the special meeting is first mailed to stockholders.

Every such notice by a stockholder shall state:

(a) the name and address of the stockholder of the Corporation who intends to make a nomination or bring up any other matter;

(b) a representation that the stockholder is a holder of the Corporation's voting stock and intends to appear in person or by proxy at the meeting to make the nomination or bring up the matter specified in the notice;

(c) if he intends to make a nomination, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;


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(d)   if he intends to make a nomination, such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if each nominee had been nominated by the board; and

(e) if he intends to bring up any other matter, a description of the matter and of any material interest of the stockholder in the matter.

Notice of intent to make a nomination shall be accompanied by the written consent of each nominee to serve as director of the Corporation if elected.

At the meeting of stockholders, the presiding officer may declare out of order and disregard any nomination or other matter not presented in accordance with this section.

1.12. Stockholder Action by Written Consent.

(a) Request for Record Date. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the board of directors or as otherwise established under this section. Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the secretary of the Corporation and delivered to the Corporation and signed by a stockholder of record, request that a record date be fixed for such purpose. The written notice must contain the information set forth in paragraph (b) of this section. Following receipt of the notice, the board shall have ten days to determine the validity of the request, and if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than ten days after the date upon which the resolution fixing the record date is adopted by the board and shall not precede the date such resolution is adopted. If the board fails within ten days after the Corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the Corporation in the manner described in paragraph (d) of this section; except that, if prior action by the board is required under the provisions of Delaware law, the record date shall be at the close of business on the day on which the board adopts the resolution taking such prior action.

(b) Notice Requirements. Any stockholder's notice required by paragraph (a) of this section must describe the action that the stockholder proposes to take by consent. For each such proposal, every notice by a stockholder must state (i) the information required by section 1.11 as though such stockholder was intending to make a nomination or to bring any other matter before a meeting of stockholders, (ii) the text of the proposal (including the text of any resolutions to be effected by consent and the language of any proposed amendment to the bylaws of the Corporation), (iii) the reasons for soliciting consents for


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the proposal, (iv) any material interest in the proposal held by the stockholder and the beneficial owner, if any, on whose behalf the action is to be taken, and
(v) any other information relating to the stockholder, the beneficial owner, or the proposal that would be required to be disclosed in filings in connection with the solicitation of proxies or consents pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder (or any successor provision of the Exchange Act or the rules or regulations promulgated thereunder).

      In addition to the foregoing, the notice must state as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the notice is given (i) the class and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, as to the stockholder giving the notice, (ii) a description of all arrangements or understandings between such stockholder and any other person or persons regarding the proposed action by consent, and (iii) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to (A) deliver a proxy statement and/or consent solicitation statement to stockholders of at least the percentage of the Corporation's outstanding capital stock required to effect the action by consent either to solicit consents or to solicit proxies to execute consents, and/or (B) otherwise solicit proxies or consents from stockholders in support of the action to be taken by consent, and (C) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents relating to the proposed action by consent pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (or any successor provision of the Exchange Act or the rules or regulations promulgated thereunder). The Corporation may require the stockholder of record and/or beneficial owner requesting a record date for proposed stockholder action by consent to furnish such other information as it may reasonably require to determine the validity of the request for a record date.

(c) Date of Consent. Every written consent purporting to take or authorize the taking of corporate action (each such written consent is referred to in this paragraph and in paragraph (d) as a "Consent") must bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by this section, Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation.

(d) Delivery of Consent. Consent must be delivered to the Corporation by delivery to its registered office in the State of Delaware or its principal place of business. Delivery must be made by hand or by certified or registered mail, return receipt requested.

      In the event of the delivery to the Corporation of Consents, the secretary of the Corporation, or such other officer of the Corporation as the board of directors may designate, shall provide for the safe-keeping of such Consents and


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any related revocations and shall promptly conduct such ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by stockholder consent as the secretary of the Corporation, or such other officer of the Corporation as the board may designate, as the case may be, deems necessary or appropriate, including, without limitation, whether the stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent; provided, however, that if the corporate action to which the Consents relate is the removal or replacement of one or more members of the board, the secretary of the Corporation, or such other officer of the Corporation as the board may designate, as the case may be, shall promptly designate two persons, who shall not be members of the board, to serve as inspectors ("Inspectors") with respect to such Consent and such Inspectors shall discharge the functions of the secretary of the Corporation, or such other officer of the Corporation as the board may designate, as the case may be, under this section. If after such investigation the secretary of the Corporation, such other officer of the Corporation as the board may designate, or the Inspectors, as the case may be, shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consents shall be filed in such records.

      In conducting the investigation required by this section, the secretary of the Corporation, such other officer of the Corporation as the board may designate, or the Inspectors, as the case may be, may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as such person or persons may deem necessary or appropriate and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

(e) Effectiveness of Consent. No action by written consent without a meeting shall be effective until such date as the secretary of the Corporation, such other officer of the Corporation as the board may designate, or the Inspectors, as applicable, certify to the Corporation that the consents delivered to the Corporation in accordance with paragraph (d) of this section, represent at least the minimum number of votes that would be necessary to take the corporate action.

(f) Challenge to Validity of Consent. Nothing contained in this section 1.12 shall in any way be construed to suggest or imply that the board of directors of the Corporation or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after such certification by the secretary of the Corporation, such other officer of the Corporation as the board may designate, or the Inspectors, as the case may be, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).


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                                   ARTICLE II
                               BOARD OF DIRECTORS

2.1.  Responsibility and Number.

The business and affairs of the Corporation shall be managed by, or under the direction of, a board of directors. The number of directors, which may be changed from time to time by resolution of the board, is 12. Without the consent of the Corporation's stockholders, the board will not change the number of directors to less than 3 nor more than 17. No board vacancy shall exist as long as the number of directors in office is equal to the number of directors stated in this bylaw or designated by the board in a resolution pursuant to this bylaw.

2.2.  Election; Resignation; Vacancies.

(a) Term. At each annual meeting of stockholders, each nominee elected by the stockholders to serve as a director shall hold office for a term commencing on the date of the annual meeting, or such later date as shall be determined by the board of directors, and ending on the next annual meeting of stockholders, or until his successor is elected and qualified or until such director's earlier resignation or removal.

(b) Majority Voting. Except as provided in paragraph (c) below, each nominee shall be elected a director by the vote of the majority of the votes cast with respect to that director's election at any meeting for the election of directors at which a quorum is present. For purposes of this bylaw, a majority of votes cast means that the number of votes "for" a director must exceed 50% of the votes cast with respect to that director. Votes "against" will count as a vote cast with respect to that director, but "abstentions" will not count as a vote cast with respect to that director.

(c) Contested Elections. If the number of nominees for any election of directors nominated (i) by the board of directors, or (ii) any stockholder, or
(iii) a combination of nominees by the board of directors and any stockholder, exceeds the number of directors to be elected, the nominees receiving a plurality of the votes cast by holders of shares entitled to vote in the election at a meeting at which a quorum is present shall be elected.

(d)   Resignation and Replacement of Unsuccessful Incumbents.

      (i) In order for any incumbent director to become a nominee of the board for further service on the board, such person must submit an irrevocable resignation, contingent (i) on that person not receiving more than 50% of the votes cast, and (ii) acceptance of that resignation by the board in accordance with policies and procedures adopted by the board for such purposes.


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      (ii)  A resignation that becomes effective if and when the director fails to receive a specified vote for re-election as a director shall provide that it is irrevocable.

      (iii) The board of directors, acting on the recommendation of the directors and corporate governance committee, shall within 90 days of receiving the certified vote pertaining to such election, determine whether to accept the resignation of the unsuccessful incumbent. Absent a determination by the board of directors that a compelling reason exists for concluding that it is in the best interests of the Corporation for an unsuccessful incumbent to remain as a director, no such person shall be elected by the board to serve as a director, and the board shall accept that person's resignation.

      (iv) If the board determines to accept the resignation of an unsuccessful incumbent, the directors and corporate governance committee shall promptly recommend a candidate to the board of directors to fill the office formerly held by the unsuccessful incumbent.

      (v) The board of directors shall promptly consider and act upon the directors and corporate governance committee's recommendation. The committee, in making this recommendation and the board, in acting on such recommendation, may consider any factors or other information that they determine appropriate and relevant.

      (vi) The directors and corporate governance committee and the board of directors shall take the actions required under this paragraph
            (d) without the participation of any unsuccessful incumbent except that:

            a. If every member of the directors and corporate governance committee is an unsuccessful incumbent, the Independent Directors (as defined in section 2.11) who are not unsuccessful incumbents shall name a committee comprised of some or all of the Independent Directors to make recommendations under this subsection to the board; and

            b. If the number of independent directors who are not unsuccessful incumbents is three or fewer, all directors may participate in the decisions under this paragraph (d).

(e) Acceptance of a Director's Resignation. If the board of directors accepts the resignation of a director who is an unsuccessful incumbent pursuant to this bylaw, or if a nominee for director who is not an incumbent director does not receive more than 50% of the votes cast, then the board of directors may fill the resulting vacancy pursuant to the provisions of paragraph (g) of this section, or may decrease the size of the board of directors pursuant to the provisions of section 2.1.


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(f)   Resignation. Any director may resign at any time upon notice given in writing or by electronic transmission to the chairman of the board or to the secretary. A resignation is effective when the resignation is delivered unless the resignation specifies (a) a later effective date or (b) an effective date determined upon the happening of an event or events (including but not limited to a failure to receive more than 50% of the votes cast in an election and the board's acceptance of the resignation).

(g) Filling a Vacancy. Any vacancy occurring in the board for any cause may be filled by a majority of the remaining members of the board, although such majority is less than a quorum. Each director so elected shall hold office until the expiration of the term of the other directors or until his successor is elected and qualified, or until the earlier of his resignation or removal.


 2.3. Regular Meetings.

Unless otherwise determined by resolution of the board of directors, a meeting of the board for the election of officers and the transaction of such other business as may come before it shall be held as soon as practicable following the annual meeting of stockholders, and other regular meetings of the board shall be held either on the first Tuesday of each month designated by the chairman of the board, or if that is a legal holiday, then on the next Tuesday that is not a legal holiday, or such other days as may from time to time be designated by the chairman of the board.

2.4.  Special Meetings.

Special meetings of the board of directors may be called by the chairman of the board, or the chairman of the board may by written designation appoint a vice chairman of the Corporation, an executive vice president, or a vice president to call such meeting. Special meetings may also be called by the chairman of the directors and corporate governance committee or by written request of one-third of the directors then in office. Notice of a special meeting of the board of directors shall be sent by the secretary of the Corporation either by first class United States mail at least four days before such meeting, or by overnight mail, courier service, electronic transmission, or hand delivery at least 24 hours before the special meeting.

2.5.  Quorum; Vote Required for Action.

At all meetings of the board of directors, one-third of the whole board shall constitute a quorum for the transaction of business. Except in cases in which applicable law, the certificate of incorporation, or these bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board.


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2.6. Conduct of Meeting.

The board of directors shall annually elect one of its members to be chairman of the board and shall fill any vacancy in the position of chairman of the board at such time and in such manner as the board shall determine. The chairman of the board may but need not be an officer of or employed in an executive or any other capacity by the Corporation.

The chairman of the board shall preside at meetings of the board and lead the board in fulfilling its responsibilities as defined in section 2.1.

In the absence of the chairman of the board, the chairman of the directors and corporate governance committee or, in his absence, a member of the board selected by the members present, shall preside at meetings of the board. The secretary of the Corporation shall act as secretary of the meetings of the board, but in his absence the presiding officer may appoint a secretary for the meeting.

2.7.  Transactions with Corporation.

No contract or transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose: (1) if the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (2) if the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) if the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the board, a committee thereof, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board or of a committee which authorizes the contract or transaction.

2.8.  Ratification.

Any transaction questioned in any stockholders' derivative suit on the grounds of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting may be ratified before or after judgment, by the board of directors or by the stockholders in case less than a quorum of directors are qualified; and, if so ratified, shall


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have the same force and effect as if the questioned transaction had been originally duly authorized, and said ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

2.9.  Written Action by Directors.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or such committee, as the case may be, consent thereto in writing or by electronic transmission, and written evidence of such consent is filed with the minutes of proceedings of the board or committee.

2.10. Telephonic Meetings Permitted.

Members of the board of directors, or any committee of the board, may participate in a meeting of such board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

2.11. Independent Directors.

(a) A majority of the individuals nominated by the board of directors as candidates for election to the board by the stockholders at the next annual meeting of stockholders shall qualify to be Independent Directors (as defined in this section).

(b) If the board elects directors between annual meetings of stockholders, the majority of all directors holding office immediately after such election shall be Independent Directors.

(c) For purposes of this bylaw, the term "Independent Director" shall mean a director who qualifies as independent under any definition or standard of "independence" adopted by the SEC or the New York Stock Exchange.

2.12. Access to Books and Records.

The records, books, and accounts of the Corporation maintained by or under the supervision of the chief financial officer, the secretary, or any other officer shall be open, during the usual hours for business of the Corporation, to the examination of any director for any purpose reasonably related to his role as a director.

                                   ARTICLE III
                                   COMMITTEES

3.1.  Committees of the Board of Directors.

The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, consisting of one or more of the directors of the Corporation, to be committees of the board. To the extent provided in any resolution of the board, these bylaws, or any charter adopted by such committee and approved by the board, and to the extent permissible under Delaware law and the certificate of incorporation, any such committee shall have and may exercise all the powers and authority of the board in the management of the business and affairs of the Corporation.

The standing committees of the board shall include the audit committee, the directors and corporate governance committee, the executive compensation committee, the investment funds committee, and the public policy committee. The board (but not a committee thereof) may designate additional committees of the board and may prescribe for each committee such powers and authority as may properly be granted to such committees in the management of the business and affairs of the Corporation. The board of directors may establish by resolution, adopted by a majority of the whole board, an administrative committee with the authority and responsibility to act on behalf of the board with regard to matters submitted to the board that, pursuant to any statement of delegation of authority adopted by the board from time to time, do not constitute issues within the sole jurisdiction of the board or any committee thereof and are not otherwise significant.

3.2.  Election; Vacancies; Independence.

The members and the chairman of each committee described in sections 3.4 through
3.8 shall be elected annually by the board at its first meeting after each annual meeting of stockholders or at any other time the board shall determine. The members of other committees of the board may be designated at such time as the board may determine. Vacancies in any committee may be filled at such time and in such manner as the board shall determine. Only Independent Directors as defined in section 2.11 of these bylaws shall be members of any committee described in section 3.4 through 3.8.

3.3.  Procedure; Quorum.

Except to the extent otherwise provided in these bylaws or any resolution of the board of directors, each committee of the board may fix its own rules of procedure.

At all meetings of any committee of the board, one-third of the members thereof shall constitute a quorum for the transaction of business. The vote of a majority of the members present at a meeting of a committee of the board at which a quorum is present shall be the act of the committee unless the certificate of incorporation, these bylaws, or a resolution of the board requires the vote of a greater number.

3.4.  Investment Funds Committee.

The investment funds committee shall be responsible for assisting the board of directors with its general oversight responsibility for the investment funds of the Corporation and its subsidiaries. The committee shall serve, where it is designated by the governing documents, as a named fiduciary of the defined benefit employee benefit plans of the Corporation and any subsidiary of the Corporation that are covered by the Employee Retirement Income Security Act of 1974 (ERISA) where and to the extent that it is designated by the plan's governing documents. In addition, the committee shall report annually to the board regarding the performance of the named fiduciaries and administrators of such plans of their responsibilities under ERISA, and the investment activity of the defined benefit plans among such plans. The board and management of the Corporation and its subsidiaries shall retain all authority to determine the amount and timing of any future funding of such plans.

3.5.  Audit Committee.

The audit committee shall have and may exercise the powers, authority, and responsibilities that are normally appropriate for the functions of an audit committee. The committee shall also annually select the independent accountants for the following calendar year, and that selection shall be submitted to the board of directors for their concurrence and to the stockholders for their ratification or rejection at the annual meeting of stockholders.

3.6.  Executive Compensation Committee.

The executive compensation committee shall be responsible for matters related to executive compensation and all other equity-based incentive compensation plans of the Corporation. The committee shall determine the compensation of: (a) employees of the Corporation who are directors of the Corporation; and (b) upon the recommendation of the chief executive officer, all senior officers of the Corporation and any other employee of the Corporation who occupies such other position as may be designated by the committee from time to time. The committee shall review the compensation of any director, officer or other employee of any direct or indirect subsidiary of the Corporation as may be designated by the committee from time to time to determine if it has any objection to such compensation. The committee shall have and may exercise the powers and authority granted to it by any incentive compensation plan for employees of the Corporation.

Where any employee benefit or incentive compensation plan affects employees of the Corporation or its subsidiaries and the compensation of such employees is determined or subject to review by the committee, such plan shall be submitted to the committee for its review before adoption by the Corporation or its subsidiary. Any such plan or amendment or modification shall be made effective with respect to employees of the Corporation only if and to the extent approved by the committee.

3.7.  Public Policy Committee.

The public policy committee shall, upon its own initiative or otherwise, inquire into all phases of the Corporation's business activities that relate to matters of public policy. The committee may make recommendations to the board of directors to assist it in formulating and adopting basic policies calculated to promote the best interests of the Corporation and the community.

3.8.  Directors and Corporate Governance Committee.

The directors and corporate governance committee shall be responsible for matters related to service on the board of directors of the corporation, and associated issues of corporate governance. The committee from time to time shall conduct studies of the size and composition of the board. Prior to each annual meeting of stockholders, the committee shall recommend to the board the individuals to constitute the nominees of the board, so that the board may solicit proxies for their election. The committee shall review the qualifications of individuals for consideration as director candidates and shall recommend to the board, for its consideration, the names of individuals for election by the board. In addition, the committee shall from time to time conduct studies and make recommendations to the board regarding compensation of directors.


                                   ARTICLE IV
                                    OFFICERS

4.1.  Election of Officers.

The board of directors shall elect such officers of the Corporation with the titles and duties that it designates, provided that the Corporation shall have at least two officers at any time. There may be a chief executive officer, a president, one or more vice chairmen of the Corporation, one or more executive vice presidents, one or more vice presidents, a chief financial officer, a secretary, a treasurer, a controller, a general counsel, a general auditor, and a chief tax officer. The officers, other than the chief executive officer and the president, shall each have the powers, authority, and responsibilities of those officers provided by the bylaws or as the board or the chief executive officer may determine. One person may hold any number of offices. Elected officers shall hold their offices at the pleasure of the board or until their earlier resignation.

4.2.  Chief Executive Officer.

The chief executive officer shall have the general executive responsibility for the conduct of the business and affairs of the Corporation. He shall exercise such other powers, authority, and responsibilities as the board of directors may determine.

In the absence of or during the physical disability of the chief executive officer, the board may designate an officer who shall have and exercise the powers, authority, and responsibilities of the chief executive officer.

4.3.  President.

The president shall have and exercise such powers, authority and responsibilities as the board of directors may determine.

4.4. Vice Chairman of the Corporation.

The vice chairman shall have and exercise such powers, authority, and responsibilities as the board of directors may determine. The vice chairman may be, but is not required to be, a member of the board of directors.

4.5.  Chief Financial Officer.

The chief financial officer shall be the principal financial officer of the Corporation. He shall render such accounts and reports as may be required by the board of directors or any committee of the board. The financial records, books and accounts of the Corporation shall be maintained subject to his direct or indirect supervision.

4.6.  Treasurer.

The treasurer shall have direct or indirect custody of all funds and securities of the Corporation and shall perform all acts incident to the position of treasurer.

4.7.  Secretary.

The secretary shall keep the minutes of all meetings of stockholders and directors and shall give all required notices and have charge of such books and papers as the board of directors may require. He shall submit such reports to the board or to any committee as the board or such committee may request. Any action or duty required to be performed by the secretary may be performed by an assistant secretary.

4.8.  Controller.

The controller shall be in charge of the accounts of the Corporation and shall perform all acts incident to the position of controller.

4.9.  General Counsel.

The general counsel shall be the chief legal officer of the Corporation and shall have general control of all matters of legal import concerning the Corporation.

4.10. General Auditor.

The general auditor shall have such powers, authority and responsibilities as are incident to the position of general auditor in the performance of an independent audit activity of the Corporation and shall have direct access to the audit committee.

4.11. Chief Tax Officer.

The chief tax officer shall have responsibility for all tax matters involving the Corporation, with authority to sign and to delegate to others authority to sign all returns, reports, agreements and documents involving the administration of the Corporation's tax affairs.

4.12. Subordinate Officers.

The board of directors may from time to time appoint one or more assistant officers to the officers of the Corporation, and such other subordinate officers as the board of directors may deem advisable. Such subordinate officers shall have such powers, authority and responsibilities as the board or the chief executive officer may from time to time determine. The board may grant to any committee of the board or the chief executive officer the power and authority to appoint subordinate officers and to prescribe their respective terms of office, powers, authority, and responsibilities. Each subordinate officer shall hold his position at the pleasure of the board, the committee of the board appointing him, the chief executive officer, and any other officer to whom such subordinate officer reports.

4.13. Resignation; Removal; Suspension; Vacancies.

Any officer may resign at any time by giving written notice to the chief executive officer or the secretary. Unless stated in the notice of resignation, the acceptance thereof shall not be necessary to make it effective. It shall take effect at the time specified therein or, in the absence of such specification, it shall take effect upon the receipt thereof.

Any officer elected by the board of directors may be suspended or removed at any time by the affirmative vote of a majority of the board. Any subordinate officer of the Corporation appointed by the board, a committee of the board, or the chief executive officer may be suspended or removed at any time by a majority vote of a quorum of the board, the committee that appointed such subordinate officer, the chief executive officer, or any other officer to whom such subordinate officer reports.

Subject to any contractual limitations, the chief executive officer may suspend the powers, authority, responsibilities and compensation of any employee, including any elected officer or appointed subordinate officer, for a period of time sufficient to permit the board or the appropriate committee of the board a reasonable opportunity to consider and act upon a resolution relating to the reinstatement, further suspension, or removal of such person.

As appropriate, the board, a committee of the board, and/or the chief executive officer may fill any vacancy created by the resignation, death, retirement, or removal of an officer in the same manner as provided for the election or appointment of such person.


                                    ARTICLE V
                                 INDEMNIFICATION

5.1.  Right to Indemnification of Directors and Officers.

Subject to the other provisions of this article, the Corporation shall indemnify and advance expenses to every director and officer (and to such person's heirs, executors, administrators or other legal representatives) in the manner and to the full extent permitted by applicable law as it presently exists, or may hereafter be amended, against any and all amounts (including judgments, fines, payments in settlement, attorneys' fees and other expenses) reasonably incurred by or on behalf of such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("a proceeding"), in which such director or officer was or is made or is threatened to be made a party or is otherwise involved by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or member of any other corporation, partnership, joint venture, trust, organization or other enterprise. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was not authorized by the board of directors of the Corporation.

5.2.  Advancement of Expenses of Directors and Officers.

The Corporation shall pay the expenses of directors and officers incurred in defending any proceeding in advance of its final disposition ("advancement of expenses"); provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this article or otherwise.

5.3.  Claims by Officers or Directors.

If a claim for indemnification or advancement of expenses by a director or officer under this article is not paid in full within 90 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or advancement of expenses under applicable law.

5.4.  Indemnification of Employees.

Subject to the other provisions of this article, the Corporation may indemnify and advance expenses to every employee who is not a director or officer (and to such person's heirs, executors, administrators, or other legal representatives) in the manner and to the full extent permitted by applicable law as it presently exists, or may hereafter be amended against any and all amounts (including judgments, fines, payments in settlement, attorneys' fees, and other expenses) reasonably incurred by or on behalf of such person in connection with any proceeding, in which such employee was or is made or is threatened to be made a party or is otherwise involved by reason of the fact that such person is or was an employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or member of any other corporation, partnership, joint venture, trust, organization, or other enterprise. The ultimate determination of entitlement to indemnification of employees who are not officers and directors shall be made in such manner as is provided by applicable law. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was not authorized by the board of the Corporation.

5.5.  Advancement of Expenses of Employees.

The advancement of expenses of an employee who is not a director or officer shall be made by or in the manner provided by resolution of the board of directors or by a committee of the board.

5.6.  Non-Exclusivity of Rights.

The rights conferred on any person by this article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, any provision of the certificate of incorporation or of these bylaws or of any agreement, any vote of stockholders or disinterested directors, or otherwise.

5.7.  Other Indemnification.

The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, joint venture, trust, organization, or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, organization, or other enterprise.

5.8.  Insurance.

The board of directors may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation's expense insurance: (a) to reimburse the Corporation for any obligation which it incurs under the provisions of this article as a result of the indemnification of past, present or future directors, officers, employees, agents, and any persons who have served in the past, are now serving, or in the future will serve at the request of the Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust or other enterprise; and (b) to pay on behalf of or to indemnify such persons against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this article, whether or not the Corporation would have the power to indemnify such persons against such liability under this article.

5.9.  Amendment or Repeal.

Any repeal or modification of the foregoing provisions of this article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.


                                   ARTICLE VI
                                  MISCELLANEOUS

6.1.  Prohibition on Certain Stock Purchases.

(a) Except as set forth in subsection (b) hereof, in addition to any affirmative vote of stockholders required by any provision of law, the certificate of incorporation or bylaws of the Corporation, or any policy adopted by the board of directors, neither the Corporation nor any subsidiary shall knowingly effect any direct or indirect purchase or other acquisition of any GM Equity Security of any class or classes issued by the Corporation at a price which is in excess of the highest Market Price of such GM Equity Security on the largest principal national securities exchange in the United States on which such security is listed for trading on the date that the understanding to effect such transaction is entered into by the Corporation (whether or not such transaction is concluded or a written agreement relating to such transaction is executed on such date, such date to be conclusively established by determination of the board), from any Interested Person (i.e., any person who is the direct or indirect beneficial owner of more than three percent (3%) of the aggregate voting power of the Voting Shares of the Corporation) who has beneficially owned such GM Equity Securities for less than two years prior to such date, without the affirmative vote of the holders of the Voting Shares which represent at least a majority of the aggregate voting power of the Corporation, excluding Voting Shares beneficially owned by such Interested Person, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be otherwise required, or that a lesser percentage may be specified, by law or any agreement with any national securities exchange, or otherwise.

(b) The provisions of Section (a) hereof shall not be applicable with respect to:

      (i) any purchase, acquisition, redemption or exchange of GM Equity Securities, the purchase, acquisition, redemption or exchange of which, at the time any such transaction is entered into, is provided for in the certificate of incorporation (including any resolution or resolutions of the board providing for the issuance of Preferred Stock or Preference Stock by the Corporation);

      (ii) any purchase or other acquisition of GM Equity Securities made as part of a tender or exchange offer by the Corporation to purchase securities of the same class made on the same terms to all holders of such securities and complying with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any successor provisions to such Act, rules or regulations);

      (iii) any purchase or acquisition of GM Equity Securities made pursuant to an open market purchase program which has been approved by the board of directors; or

      (iv) any purchase or acquisition of GM Equity Securities made from, or any purchase or acquisition of GM Equity Securities made pursuant to or on behalf of, an employee benefit plan maintained by the Corporation, or any subsidiary or any trustee of, or fiduciary with respect to any such plan when acting in such capacity.

(c) The board shall have the exclusive right and power to interpret the provisions of this bylaw, including, without limitation, the adoption of written definitions of terms used in this bylaw (any such definitions shall be filed with the secretary of the Corporation, and such definitions as may prevail shall be made available to any stockholder upon written request); any such interpretation made in good faith shall be binding and conclusive upon all holders of GM Equity Securities.

6.2.  Seal.

The corporate seal shall have inscribed upon it the name of the Corporation, the year of its organization and the words "Corporate Seal," and "Delaware." The seal and any duplicate of the seal shall be in the charge of the secretary or an assistant secretary.

6.3.  Fiscal Year.

The fiscal year of the Corporation shall begin on January 1 and terminate on December 31 of each year.

6.4.  Notice.

Unless otherwise stated, any notice required to be given by these bylaws must be given in writing delivered in person, by first class United States mail, overnight mail or courier service, or by facsimile or other electronic transmission followed by a paper copy of such notice delivered by overnight mail or courier service.

6.5.  Waiver of Notice.

Whenever any notice is required to be given, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except if the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such written notice of waiver need not specify the business to be transacted at or the purpose of any regular or special meeting of the stockholders, board of directors, or committee of the board.

6.6.  Voting of Stock Owned by the Corporation.

The board of directors, the investment funds committee or the chairman of the board may authorize any person and delegate to one or more officers or subordinate officers the authority to authorize any person to vote or to grant proxies to vote in behalf of the Corporation at any meeting of stockholders or in any solicitation of consent of any corporation in which the Corporation may hold stock or other voting securities.

6.7.  Form of Records.

Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. Upon the request of any person entitled to inspect records, the Corporation shall so convert such records.

6.8.  Offices.

The Corporation shall maintain a registered office inside the State of Delaware and may also have other offices outside or inside the State of Delaware. The books of the Corporation may be kept outside or inside the State of Delaware.

6.9.  Amendment of Bylaws.

The board of directors shall have power to adopt, amend, or repeal the bylaws at any regular or special meeting of the board. The stockholders shall also have power to adopt, amend, or repeal the bylaws at any annual or special meeting, subject to compliance with the notice provisions provided in section 1.11.

6.10. Gender Pronouns.

Whenever the masculine pronoun is used in these bylaws, it shall be deemed to refer to either the masculine or the feminine gender.

                           DEFINITION OF CERTAIN TERMS
                                USED IN BYLAW 6.1
                                       OF
                           GENERAL MOTORS CORPORATION


For the purposes of section 6.1 (formerly section 6.12) of the bylaws of General Motors Corporation, the board of directors adopted the following definitions effective March 5, 1990:

      (i) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on January 1, 1990.

      (ii) "Beneficial Owner" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 and Rule 13d-5 of the General Rules and Regulations under the Exchange Act, as in effect on January 1, 1990.

      (iii) "GM Equity Security" shall mean any security described in Section 3(a) (11) of the Exchange Act, as in effect on January 1, 1990, which is issued by GM and traded on a national securities exchange or the NASDAQ National Market System.

      (iv) "Interested Person" shall mean any person (other than the Corporation or any Subsidiary) that is the direct or indirect Beneficial Owner of more than three percent (3%) of the aggregate voting power of the Voting Shares, and any affiliate or associate of any such person. For the purpose of determining whether a Person is an Interested Person, the outstanding Voting Shares shall include unissued shares of voting stock of the Corporation of which the Interested Person is the Beneficial Owner, but shall not include any other shares of voting stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise, to any Person who is not the Interested Person.

      (v) "Market Price" of shares of a class of GM Equity Security on any day shall mean the highest sale price (regular way) of shares of such class of GM Equity Security on such day, or, if that day is not a trading day, on the trading day immediately preceding such day, on the largest principal national securities exchange on which such class of stock is then listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, then the highest reported sale price for such shares in the over-the-counter market as reported on the NASDAQ National Market System, or if such sale prices shall not be reported thereon, the highest bid price so reported, or, if such price shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated; in the case of any GM Equity Security which is the Preferred Stock or Preference Stock of the Corporation (of any series), the Market Price thereof shall be the Market Price, as hereinabove defined, of the Voting Shares which the holder of such Preferred Stock or Preference Stock may then acquire by reason of the redemption, exchange, conversion or exercise of other rights as may be provided for in the terms of such securities.

      (vi) "Person" shall mean any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group deemed to be a person pursuant to Section 13(d)(3) of the Exchange Act, as in effect on January 1, 1990.

      (vii) "Subsidiary" shall mean any company of which the Corporation owns, directly or indirectly, (A) a majority of the outstanding shares of equity securities, or (B) shares having a majority of the voting power represented by all of the outstanding voting stock of such company. For the purpose of determining whether a company is a Subsidiary, the outstanding voting stock and shares of equity securities thereof shall include unissued shares of which the Corporation is the Beneficial Owner but, except for the purpose of determining whether a company is a Subsidiary for purposes of the definition of Interested Person as used in Bylaw Section 6.12 [now section 6.1], shall not include any other shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, to any Person who is not the Corporation.

      (viii) "Voting Shares" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.